Exhibit 99.1

Teradyne Reports Third Quarter 2026 Results

•
Revenue up 70% and earnings up over 150% from Q3'25, exceeding the high end of our Q3 Guidance
•
Record revenue in Memory and Integrated Systems Test driven by all things AI
•
Robotics delivered its highest third quarter revenue to date and achieved profitability

	Q3'26	Q3'25	Q2'26
Revenue (mil)	$1,306	$769	$1,329
GAAP EPS	$2.17	$0.75	$2.38
Non-GAAP EPS	$2.29	$0.85	$2.47

NORTH READING, Mass. – October 27, 2026 – Teradyne, Inc. (NASDAQ: TER) reported revenue of $1,306 million for the third quarter of 2026 of which $1,072 million was in Semiconductor Test, $138 million in Product Test, and $96 million in Robotics. On a GAAP-basis, net income attributable to Teradyne for the third quarter of 2026 was $342.4 million, or $2.17 per diluted share. On a non-GAAP basis, net income attributable to Teradyne for the third quarter of 2026 was $359.9 million, or $2.29 per diluted share, which excluded acquired intangible asset amortization, restructuring and other charges, and the related tax impact on non-GAAP adjustments.

“Our wafer to data center strategy and the breadth of our portfolio sustained positive momentum in Q3,” said CEO Greg Smith. “Demand extended across the AI value chain, from memory and hard disk drive test to high-speed interconnect and robotics, driving results above the high end of our guidance. With multiple growth engines across test and robotics, we approach 2027 with a more diversified business and an expanding set of opportunities.”

Guidance for the fourth quarter of 2026 is revenue of $1,250 million to $1,350 million, with GAAP net income attributable to Teradyne of $1.88 to $2.18 per diluted share and non-GAAP net income attributable to Teradyne of $1.95 to $2.25 per diluted share. Non-GAAP guidance excludes acquired intangible asset amortization and amortization on our investment in Technoprobe, as well as the related tax impact on non-GAAP adjustments.

Webcast

A conference call to discuss the third quarter results, along with management’s business outlook, will follow at 8:30 a.m. ET, October 28, 2026. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 7:30 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income attributable to Teradyne excludes acquired intangible assets amortization, restructuring and other, ERP related expenses, inventory step-up, pension mark-to-market adjustment, pension actuarial gains and losses, discrete income tax adjustments, and the related tax impact on non-GAAP adjustments. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations as a percentage of revenue, non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP performance measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP performance measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Management believes each of these non-GAAP performance measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investor Relations” and then selecting “Financials” and the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP performance measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NASDAQ:TER) designs, develops, and manufactures automated test equipment and advanced robotics systems. Its test solutions for semiconductors and electronics products enable Teradyne's customers to consistently deliver on their quality standards. Its advanced robotics business includes collaborative robots and mobile robots that support manufacturing and warehouse operations for companies of all sizes. For more information, visit teradyne.com. Teradyne® is a registered trademark of Teradyne, Inc., in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements including statements regarding Teradyne’s future business prospects, financial performance or position and results of operations. You can identify forward-looking statements by their use of forward-looking words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “goal” or other comparable terms. Forward-looking statements in this press release address various matters, including statements regarding Teradyne’s financial guidance. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements due to known and unknown risks, uncertainties, assumptions, and other factors. Such factors include, but are not limited to, macroeconomic factors and slowdowns or downturns in economic conditions generally and in the markets in which Teradyne operates; decreased or delayed product demand from one or more significant customers; a slowdown or inability in the development, delivery and acceptance of new products; the ability to grow the Robotics business; the impact of increased research and development spending; the impact of epidemics or pandemics; the impact of a supply shortage on our supply chain and contract manufacturers; the consummation and success of any mergers or acquisitions; unexpected cash needs; the business judgment of the board of directors that a declaration of a dividend or the repurchase of common stock is not in Teradyne’s best interests; changes to U.S. or global tax regulations or guidance; the impact of any tariffs or export controls imposed by the U.S. or China; the impact of U.S. Department of Commerce or other government agency regulations relating to Huawei, HiSilicon and other customers or potential customers; the impact of U.S. Department of Commerce export control regulations for certain U.S. products and technology sold to military end users or for military end-use in China; the impact of the current or future geopolitical conflicts; the impact of regulations published by the U.S. Department of Commerce relating to semiconductors and semiconductor manufacturing equipment destined for certain end uses in China.

The risks included above are not exhaustive. For a more detailed description of the risk factors associated with Teradyne, please refer to Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Many of these factors are macroeconomic in nature and are, therefore, beyond Teradyne’s control. We caution readers not to place undue reliance on any forward-looking statements included in this press release which speak only as to the date of this press release. Teradyne specifically disclaims any obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

TERADYNE, INC. REPORT FOR THIRD FISCAL QUARTER OF 2026

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands)

	Quarter Ended			Nine Months Ended
	September 27, 2026	June 28, 2026	September 28, 2025	September 27, 2026	September 28, 2025
Net revenues	$1,305,950	$1,328,990	$769,210	$3,917,434	$2,106,687
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1)	534,674	534,372	319,904	1,570,588	869,032
Gross profit	771,276	794,618	449,306	2,346,846	1,237,655
Operating expenses:
Selling and administrative (2)	198,968	192,520	169,144	558,224	484,182
Engineering and development	163,092	156,284	124,760	454,938	361,331
Acquired intangible assets amortization	5,251	4,972	3,514	12,447	11,820
Restructuring and other (3)	1,997	3,032	6,585	8,455	23,472
Operating expenses	369,308	356,808	304,003	1,034,064	880,805
Income from operations	401,968	437,810	145,303	1,312,782	356,850
Interest and other (income) expense (4)	(2,323)	(5,809)	(2,797)	(806)	(6,834)
Income before income taxes	404,291	443,619	148,100	1,313,588	363,684
Income tax provision	59,833	66,788	23,344	188,778	50,148
Income before equity in net earnings of affiliate	$344,458	$376,831	$124,756	$1,124,810	$313,536
Equity in net earnings of affiliate	3,281	(1,946)	(5,198)	(3,277)	(16,709)
Consolidated net income	347,739	374,885	119,558	1,121,533	296,827
Less: Net income attributable to noncontrolling interests	5,332	352	—	5,684	—
Net income attributable to Teradyne	$342,407	$374,533	$119,558	$1,115,849	$296,827

Earnings per common share attributable to Teradyne
Basic	$2.19	$2.39	$0.75	$7.14	$1.85
Diluted	$2.17	$2.38	$0.75	$7.08	$1.85
Weighted average common shares - basic	156,262	156,470	158,595	156,381	160,021
Weighted average common shares - diluted	157,502	157,693	159,097	157,610	160,409
Cash dividend declared per common share	$0.13	$0.13	$0.12	$0.39	$0.36

(1)
Cost of revenues includes:

	Quarter Ended			Nine Months Ended
	September 27, 2026	June 28, 2026	September 28, 2025	September 27, 2026	September 28, 2025
Provision for excess and obsolete inventory	$10,932	$3,599	$6,829	$19,213	$19,175
Inventory step-up	—	—	351	118	910
Sale of previously written down inventory	(202)	(563)	(1,726)	(1,062)	(3,155)
	$10,730	$3,036	$5,454	$18,269	$16,930

(2)
For the quarters ended September 27, 2026, June 28, 2026, and September 28, 2025, selling and administrative expenses included $3.7 million, $2.5 million, and $1.1 million, respectively, of expenses directly related to an ERP system implementation. For the nine months ended September 27, 2026 and September 28, 2025, selling and administrative expenses included $7.9 million and $2.9 million, respectively, of expenses directly related to an ERP system implementation.

(3)
Restructuring and other consists of:

	Quarter Ended			Nine Months Ended
	September 27, 2026	June 28, 2026	September 28, 2025	September 27, 2026	September 28, 2025
Employee severance (a)	$1,185	$1,404	$4,786	$3,443	$18,501
Acquisition and divestiture related expenses	373	1,532	173	4,516	2,043
Asset impairment	—	—	328	—	1,542
Other	439	96	1,298	496	1,386
	$1,997	$3,032	$6,585	$8,455	$23,472

(a)
For the nine months ended September 28, 2025, employee severance relates primarily to Robotics restructuring which impacted approximately 150 employees.

(4)
Interest and other includes:

	Quarter Ended			Nine Months Ended
	September 27, 2026	June 28, 2026	September 28, 2025	September 27, 2026	September 28, 2025
Pension settlement loss (gain)	$(71)	$—	$(800)	$(71)	$(800)
Pension actuarial losses (gains)	—	(157)	—	(157)	127
Loss (gain) on foreign exchange contract	—	—	—	—	(561)

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	September 27, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$460,742	$293,751
Marketable securities	5,847	28,247
Accounts receivable, net	1,110,798	786,913
Inventories, net	574,992	379,552
Prepayments	613,658	427,564
Other current assets	24,185	33,273
Total current assets	2,790,222	1,949,300
Property, plant and equipment, net	679,603	562,999
Operating lease right-of-use assets, net	121,652	76,635
Marketable securities	158,276	126,256
Deferred tax assets	311,092	275,265
Retirement plans assets	12,240	12,059
Equity method investment	518,559	537,098
Other assets	97,111	71,697
Acquired intangible assets, net	96,662	51,271
Goodwill	663,776	521,019
Total assets	$5,449,193	$4,183,599
LIABILITIES
Current liabilities:
Accounts payable	$516,967	$269,185
Accrued employees’ compensation and withholdings	261,288	254,973
Deferred revenue and customer advances	211,683	153,124
Other accrued liabilities	146,332	111,845
Operating lease liabilities	17,061	19,340
Short-term debt	—	200,000
Income taxes payable	188,105	106,740
Total current liabilities	1,341,436	1,115,207
Retirement plans liabilities	152,910	144,874
Long-term deferred revenue and customer advances	58,342	50,888
Deferred tax liabilities	10,841	5,378
Long-term other accrued liabilities	28,649	7,601
Long-term operating lease liabilities	120,054	63,899
Total liabilities	1,712,232	1,387,847
Redeemable noncontrolling interests	49,065	—
EQUITY
Total Teradyne shareholders' equity	3,687,896	2,795,752
Total liabilities, redeemable noncontrolling interests and equity	$5,449,193	$4,183,599

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Nine Months Ended
	September 27, 2026	September 28, 2025	September 27, 2026	September 28, 2025
Cash flows from operating activities:
Consolidated net income	$347,739	$119,558	$1,121,533	$296,827
Adjustments to reconcile consolidated net income to net cash provided by operating activities:
Depreciation	31,372	26,649	90,256	79,484
Stock-based compensation	21,684	15,531	63,649	47,561
Equity in net earnings of affiliate	(3,281)	5,198	3,277	16,709
Amortization	5,504	3,867	12,925	12,723
Provision for excess and obsolete inventory	10,932	6,829	19,213	19,175
Losses (gains) on investments	(2,153)	(3,644)	(7,076)	(4,722)
Deferred taxes	(22,934)	(14,101)	(41,163)	(29,100)
Retirement plan actuarial losses (gains)	(71)	(800)	(228)	(673)
Other	999	175	3,757	3,344
Changes in operating assets and liabilities, net of businesses acquired:
Accounts receivable	(556)	(161,283)	(302,733)	(111,787)
Inventories	(170,942)	(10,911)	(178,794)	(34,618)
Prepayments and other assets	(165,319)	(53,478)	(224,940)	(22,599)
Accounts payable and other liabilities	225,812	104,311	347,615	121,447
Deferred revenue and customer advances	13,182	12,596	64,045	25,652
Retirement plans contributions	(1,506)	(1,410)	(4,605)	(6,986)
Income taxes	23,152	(36)	81,144	(19,661)
Net cash provided by operating activities	313,614	49,051	1,047,875	392,776
Cash flows from investing activities:
Purchases of property, plant and equipment	(86,324)	(46,692)	(241,762)	(161,121)
Acquisitions of businesses, net of cash and cash equivalents acquired	—	—	(165,611)	(144,380)
Purchase of investments in a business	(10,870)	(20,151)	(20,900)	(25,519)
Purchases of marketable securities	(1,769)	(10,315)	(50,004)	(27,465)
Proceeds from maturities of marketable securities	811	9,018	11,880	41,621
Proceeds from sales of marketable securities	993	684	30,607	9,172
Net cash used for investing activities	(97,159)	(67,456)	(435,790)	(307,692)
Cash flows from financing activities:
Proceeds from borrowings on revolving credit facility	—	200,000	350,000	200,000
Repayments of borrowings on revolving credit facility	—	—	(550,000)	—
Dividend payments	(20,314)	(18,990)	(61,024)	(57,574)
Repurchase of common stock	(99,264)	(243,785)	(173,502)	(518,658)
Debt issuance costs	(2,686)	—	(2,686)	—
Payments related to net settlement of employee stock compensation awards	(1,040)	(300)	(42,153)	(15,254)
Issuance of common stock under stock purchase and stock option plans	18,607	15,284	33,708	30,076
Net cash used for financing activities	(104,697)	(47,791)	(445,657)	(361,410)
Effects of exchange rate changes on cash and cash equivalents	(554)	(356)	563	(4,328)
(Decrease) increase in cash and cash equivalents	111,204	(66,552)	166,991	(280,654)
Cash and cash equivalents at beginning of period	349,538	339,252	293,751	553,354
Cash and cash equivalents at end of period	$460,742	$272,700	$460,742	$272,700

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	September 27, 2026	% of Net Revenues	June 28, 2026	% of Net Revenues	September 28, 2025	% of Net Revenues
Net revenues	$1,306.0		$1,329.0		$769.2
Gross profit GAAP	771.3	59.1%	794.6	59.8%	449.3	58.4%
Inventory step-up	—	—	—	—	0.4	0.1%
Gross profit non-GAAP	771.3	59.1%	794.6	59.8%	449.7	58.5%
Income from operations - GAAP	402.0	30.8%	437.8	32.9%	145.3	18.9%
Acquired intangible assets amortization	5.3	0.4%	5.0	0.4%	3.5	0.5%
Restructuring and other (1)	2.0	0.2%	3.0	0.2%	6.6	0.9%
ERP related expenses (2)	3.7	0.3%	2.5	0.2%	1.1	0.1%
Inventory step-up	—	—	—	—	0.4	0.1%
Income from operations - non-GAAP	$412.9	31.6%	$448.3	33.7%	$156.9	20.4%

			Earnings per Common Share attributable to Teradyne				Earnings per Common Share attributable to Teradyne				Earnings per Common Share attributable to Teradyne
	September 27, 2026	% of Net Revenues	Basic	Diluted	June 28, 2026	% of Net Revenues	Basic	Diluted	September 28, 2025	% of Net Revenues	Basic	Diluted
Net income attributable to Teradyne - GAAP	$342.4	26.2%	$2.19	$2.17	$374.5	28.2%	$2.39	$2.38	$119.6	15.5%	$0.75	$0.75
Amortization of equity method investment	7.6	0.6%	0.05	0.05	7.6	0.6%	0.05	0.05	7.7	1.0%	0.05	0.05
Acquired intangible assets amortization	5.3	0.4%	0.03	0.03	5.0	0.4%	0.03	0.03	3.5	0.5%	0.02	0.02
ERP related expenses (2)	3.7	0.3%	0.02	0.02	2.5	0.2%	0.02	0.02	1.1	0.1%	0.01	0.01
Restructuring and other (1)	2.0	0.2%	0.01	0.01	3.0	0.2%	0.02	0.02	6.6	0.9%	0.04	0.04
Non-GAAP noncontrolling interest adjustment	(0.6)	-0.0%	(0.00)	(0.00)	—	—	—	—	—	—	—	—
Pension settlement loss (gain)	(0.1)	-0.0%	(0.00)	(0.00)	—	—	—	—	(0.8)	-0.1%	(0.01)	(0.01)
Pension actuarial losses (gains) (3)	—	—	—	—	(0.2)	-0.0%	(0.00)	(0.00)	—	—	—	—
Inventory step-up	—	—	—	—	—	—	—	—	0.4	0.1%	0.00	0.00
Exclude discrete tax adjustments	(0.1)	-0.0%	(0.00)	(0.00)	(1.7)	-0.1%	(0.01)	(0.01)	(0.6)	-0.1%	(0.00)	(0.00)
Non-GAAP tax adjustments	(0.3)	-0.0%	(0.00)	(0.00)	(1.7)	-0.1%	(0.01)	(0.01)	(1.6)	-0.2%	(0.01)	(0.01)
Net income attributable to Teradyne - non-GAAP	$359.9	27.6%	$2.30	$2.29	$389.0	29.3%	$2.49	$2.47	$135.9	17.7%	$0.86	$0.85

GAAP and non-GAAP weighted average common shares - basic	156.3				156.5				158.6
GAAP and non-GAAP weighted average common shares - diluted	157.5				157.7				159.1

(1)
Restructuring and other consists of:

	Quarter Ended
	September 27, 2026	June 28, 2026	September 28, 2025
Employee severance	$1.2	$1.4	$4.8
Acquisition and divestiture related expenses	0.4	1.5	0.2
Asset impairment	—	—	0.3
Other	0.4	0.1	1.3
	$2.0	$3.0	$6.6

(2)
For the quarters ended September 27, 2026, June 28, 2026, and September 28, 2025, selling and administrative expenses included costs directly related to an ERP system implementation.
(3)
For the quarter ended June 28, 2026, adjustment to exclude actuarial gain recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

	Nine Months Ended
	September 27, 2026	% of Net Revenues	September 28, 2025	% of Net Revenues
Net Revenues	$3,917.4		$2,106.7
Gross profit GAAP	2,346.8	59.9%	1,237.7	58.8%
Inventory step-up	0.1	0.0%	0.9	0.0%
Gross profit non-GAAP	2,346.9	59.9%	1,238.6	58.8%
Income from operations - GAAP	1,312.8	33.5%	356.9	16.9%
Acquired intangible assets amortization	12.4	0.3%	11.8	0.6%
Restructuring and other (1)	8.5	0.2%	23.5	1.1%
ERP related expenses (2)	7.9	0.2%	2.9	0.1%
Inventory step-up	0.1	0.0%	0.9	0.0%
Income from operations - non-GAAP	$1,341.7	34.3%	$396.0	18.8%

			Earnings per Common Share attributable to Teradyne				Earnings per Common Share attributable to Teradyne
	September 27, 2026	% of Net Revenues	Basic	Diluted	September 28, 2025	% of Net Revenues	Basic	Diluted
Net income attributable to Teradyne - GAAP	$1,115.8	28.5%	$7.14	$7.08	$296.8	14.1%	$1.85	$1.85
Amortization of equity method investment	22.9	0.6%	0.15	0.15	22.5	1.1%	0.14	0.14
Acquired intangible assets amortization	12.4	0.3%	0.08	0.08	11.8	0.6%	0.07	0.07
Restructuring and other (1)	8.5	0.2%	0.05	0.05	23.5	1.1%	0.15	0.15
ERP related expenses (2)	7.9	0.2%	0.05	0.05	2.9	0.1%	0.02	0.02
Inventory step-up	0.1	0.0%	0.00	0.00	0.9	0.0%	0.01	0.01
Non-GAAP noncontrolling interest adjustment	(0.6)	-0.0%	(0.00)	(0.00)	—	—	—	—
Pension actuarial losses (gains) (3)	(0.2)	-0.0%	(0.00)	(0.00)	0.1	0.0%	0.00	0.00
Pension settlement loss (gain)	(0.1)	-0.0%	(0.00)	(0.00)	(0.8)	-0.0%	(0.01)	(0.00)
Loss (gain) on foreign exchange contract	—	—	—	—	(0.6)	-0.0%	(0.00)	(0.00)
Exclude discrete tax adjustments	(11.0)	-0.3%	(0.07)	(0.07)	0.4	0.0%	0.00	0.00
Non-GAAP tax adjustments	(4.0)	-0.1%	(0.03)	(0.03)	(8.4)	-0.4%	(0.05)	(0.05)
Net income attributable to Teradyne - non-GAAP	$1,151.8	29.4%	$7.37	$7.31	$349.1	16.6%	$2.18	$2.18

GAAP and non-GAAP weighted average common shares - basic	156.4				160.0
GAAP and non-GAAP weighted average common shares - diluted	157.6				160.4

(1)
Restructuring and other consists of:

	Nine Months Ended
	September 27, 2026	September 28, 2025
Acquisition and divestiture related expenses	$4.5	$2.0
Employee severance (a)	3.4	18.5
Asset impairment	—	1.5
Other	0.5	1.4
	$8.5	$23.4

(a)
For the nine months ended September 28, 2025, employee severance relates primarily to Robotics restructuring which impacted approximately 150 employees.
(2)
For the nine months ended September 27, 2026 and September 28, 2025, selling and administrative expenses included costs directly related to an ERP system implementation.
(3)
For the nine months ended September 27, 2026, and September 28, 2025, adjustments to exclude actuarial gains and losses, respectively, recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

GAAP to Non-GAAP Reconciliation of Fourth Quarter 2026 guidance:

GAAP and non-GAAP fourth quarter revenue guidance:	$1,250 million	to	$1,350 million
GAAP net income attributable to Teradyne per diluted share	$1.88		$2.18
Exclude acquired intangible assets amortization	0.03		$0.03
Exclude equity method investment amortization	0.05		$0.05
Non-GAAP tax adjustments	(0.01)		$(0.01)
Non-GAAP net income attributable to Teradyne per diluted share	$1.95		$2.25

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact:	Teradyne, Inc.
Amy McAndrews 978-370-3945
Vice President of Corporate Relations